EXHIBIT 10.3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

INTELLECTUAL PROPERTY PURCHASE AND BUSINESS COOPERATION

AGREEMENT

This INTELLECTUAL PROPERTY PURCHASE AND BUSINESS COOPERATION AGREEMENT (this “Agreement”), dated as of December     , 2010, is entered into by and between Unidym, Inc., a Delaware corporation having a principal place of business at 1244 Reamwood Avenue, Sunnyvale, California 94089, USA (“Unidym”), and Samsung Electronics Co., Ltd., a company organized under the laws of the Republic of Korea and having a principal place of business at 416 Maetan 3-dong, Yeongtong-gu, Suwon-si, Gyeonggi-do, 443-742, the Republic of Korea (“Samsung”). Unidym and Samsung may be referred to herein, individually, as a “Party” or, collectively, as the “Parties.”

WHEREAS, Unidym is engaged in the research, development, marketing and sale of certain carbon nanotube and graphene based products and technologies;

WHEREAS, Samsung desires to purchase certain present and future Patent Rights from Unidym relating to Unidym’s carbon nanotube and graphene based technologies; Unidym desires to sell such Patent Rights to Samsung on and subject to the terms and conditions set forth herein; and the Parties further desire to cooperate in further development and commercialization of Unidym’s carbon nanotube and graphene based technologies on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and, for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	DEFINITIONS

1.1 Definitions.

“Affiliate” shall mean any entity directly or indirectly controlled by, controlling or under common control with, a Party to this Agreement. For purposes of this definition, “control” (including, with correlative meanings, “controlled by,” “controlling” and “under common control with”) means (a) possession, direct or indirect, of the power to direct or cause direction of the management or policies of an entity (whether through ownership of securities or other ownership interests, by contract or otherwise), or (b) beneficial ownership of *** percent (***%) or more of the voting securities or other ownership interest (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests of an entity.

“Business Day” shall mean a day other than a Saturday, Sunday, or bank or other public holiday in the State of California, USA or Seoul, Republic of Korea.

“Claim” shall mean any claim, action, lawsuit or other proceeding.

“CNT Production Patent License Agreement” shall mean the agreement of even date herewith entered into by and between Unidym and Samsung relating to sole license of Unidym CNT Production Patents.

“Confidential Information” shall have the meaning set forth in Section 9.1.

“Contract” shall mean any contract, license, sublicense, purchase, sale, permit, loan, security, pledge, instrument and any other arrangement or any commitment to enter into any of the foregoing (in each case, whether written or oral).

“Control” shall mean, with respect to any intellectual property rights, ownership or possession of the legal authority or right of a Party hereto (or any of its Affiliates) to grant a license or sublicense of any such intellectual property right to the other Party or to otherwise disclose proprietary or trade secret information to the other Party, without breaching the terms of any Contract with a Third Party or infringing or misappropriating the intellectual property rights of a Third Party.

“Effective Date” shall have the meaning set forth in Section 2.1.

“Existing Unidym Outbound License Agreements” shall mean the contracts executed before the Effective Date and listed on Exhibit B, pursuant to which Third Parties have and continue to maintain in the future licenses to both Unidym In-Licensed Patents and patents owned by Unidym prior to this Transaction.

“Existing Unidym Patent License Agreements” shall mean the license agreements between Unidym and Third Parties executed prior to the Effective Date, pursuant to which Unidym licensed only Unidym Patents to Third Parties, listed on Exhibit C.

“Intellectual Property Purchase and Business Cooperation Agreement Disclosure Schedules” shall mean the disclosure schedules attached hereto as Exhibit F.

“License and Enforcement Agreement” shall mean the agreement of even date herewith entered into by and between Unidym and Samsung relating to license and enforcement of Unidym In-Licensed Patents.

“Licensed Products” shall mean any products, processes or services covered by the Unidym Patents or Unidym *** Patent Rights, as applicable.

“Liens” shall mean, with respect to any property or asset, any mortgage, pledge, security interest, encumbrance, claim, lien, or charge of any kind in respect of such property or asset (including, without limitation, any conditional sale or option), any sale of receivables with recourse against such seller, or any agreement to file any of the foregoing.

“Losses” shall have the meaning set forth in Section 8.1.

“Patent Rights” shall mean all patents, patent applications, patent disclosures and equivalents thereof, whether domestic or foreign, including all continuations, continuations-in-part, divisionals, provisionals and renewals, and letters patent granted with respect to any of the foregoing, and all reissues, re-examinations and extensions thereof.

“Subsidiary” shall mean, with respect to any specified Party, any entity of which securities or other interests having the power to elect a majority of that entity’s board of directors or similar governing body, or otherwise having the power to direct the business and policies of that entity (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by such specified Party or one or more Subsidiaries of such specified Party.

“Third Party” shall mean any person or entity other than one of the Parties or an Affiliate of a Party.

“Transaction Documents” shall mean, collectively, this Agreement, the License and Enforcement Agreement and the CNT Production Patent License Agreement.

“Unidym CNT Production Patents” shall mean the patent(s) and patent application(s) owned by Unidym or its Subsidiaries as of the Effective Date and listed on Exhibit A of CNT Production Patent License Agreement.

“Unidym *** Patent Rights” shall mean ***.

“Unidym Inbound Agreements” shall mean the Contracts listed on Exhibit B of the License and Enforcement Agreement pursuant to which Unidym in-licenses the Unidym In-Licensed Patents from the Unidym In-Licensors.

“Unidym In-Licensor” means any entity that has granted license to Unidym for the Unidym In-Licensed Patents.

“Unidym In-Licensor Consents” shall mean the three-party letter agreements between Unidym, Samsung and the licensors under the Unidym Inbound Agreements, together with corresponding amendments required by Samsung and specific to each such Unidym Inbound Agreement, in the form agreed to by Samsung, Unidym and the applicable licensor and attached to the License and Enforcement Agreement as Exhibits C through I.

“Unidym In-Licensed Patents” shall mean any and all Patent Rights licensed to Unidym by the Unidym In-Licensors pursuant to the Unidym Inbound Agreements, including the Patent Rights listed on Exhibit A of the License and Enforcement Agreement and further including any patents that may issue from, or claim priority to or through, the applications included in such Patent Rights.

“Unidym Patents” shall mean all Patent Rights existing anywhere in the world owned by Unidym or its Subsidiaries as of the Effective Date, including all the Patent Rights listed on Exhibit A, and further including any patents that may issue from, or claim priority to or through, the applications included in such Patent Rights, except for the Unidym CNT Production Patents which will be retained by Unidym.

1.2 Other Definitional and Interpretative Provisions. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Sections, Exhibits and Schedules are to Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. When the words “not to be unreasonably withheld” are used in this Agreement, they shall be deemed to be followed by the phrase “, conditioned or delayed,” whether or not they are in fact followed by that phrase or a phrase of like import. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Third Party include the successors and permitted assigns of that Third Party. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law” or “laws” shall be deemed to include any and all applicable laws.

2.	EFFECTIVENESS OF AGREEMENT

2.1 This Agreement shall come into effect upon receipt by Samsung of all deliverables set forth in Section 2.3 below, provided that the conditions set forth in Section 2.2 have also been met (the date of satisfaction of all such conditions and receipt of all such deliverables being the “Effective Date”).

2.2 The effectiveness of this Agreement shall be subject to each of the following conditions:

(a) Accuracy of Representations and Warranties. The representations and warranties of Unidym set forth in Section 7.1 and of Samsung set forth in Section 7.2 shall be true and correct in all material respects as of the Effective Date.

(b) Litigation. As of the Effective Date, no action, suit, litigation, proceeding or investigation shall have been instituted, be pending or threatened against Unidym or its Affiliates challenging or seeking to make illegal, to delay or otherwise directly or indirectly to restrain or prohibit the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, or seeking to obtain damages in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

(c) No Loss or Destruction. As of the Effective Date, no material loss, damage, destruction, rejection or expiration shall have occurred to the Unidym Patents, regardless of whether covered by insurance.

(d) Transaction Documents. Each of the Transaction Documents shall be executed simultaneously with this Agreement as of the Effective Date.

2.3 The effectiveness of this Agreement shall be subject to Unidym having delivered to Samsung the following on the Effective Date:

(a) a certificate signed on behalf of Unidym by its Chief Executive Officer, dated the Effective Date, certifying that the conditions specified in Sections 2.2(a) through (d) have been satisfied in all respects;

(b) a certificate signed on behalf of Unidym by its Chief Executive Officer, dated the Effective Date, certifying that all the documents required under Section 3.2 will have been delivered to Samsung by the indicated time period and the list of such documents;

(c) a duly-executed Patent Assignment Agreement for the assignment of the Unidym Patents in the form attached hereto as Exhibit D (the “Patent Assignment Agreement”);

(d) a certificate signed by the corporate secretary of Unidym, dated the Effective Date, attaching the resolutions and consents of the board of directors of Unidym and, to the extent required, each of its Affiliates authorizing the execution and delivery of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents;

(e) all Unidym In-Licensor Consents, duly executed and delivered by all parties thereto (other than Samsung);

(f) a duly-executed consent from ***; and

(g) a duly-executed letter from ***.

3.	ASSIGNMENT OF UNIDYM PATENTS

3.1 Assignment of Unidym Patents. On the Effective Date, Unidym shall sell, convey, assign, transfer and deliver to Samsung the entire right, title and interest of Unidym and each of its Subsidiaries in, to and under the Unidym Patents, together with all income, royalties, damages and payments due or payable as of the Effective Date and thereafter, and all of Unidym’s and its Subsidiaries’ causes of action, lawsuits, judgments and other claims or demands of any nature with respect to the Unidym Patents, including the right to sue and recover for past, present and future infringement thereof. For the avoidance of doubt, Unidym shall retain certain rights to the Unidym Patents only necessary for the purpose of not breaching its obligations under the Existing Unidym Outbound License Agreements and/or Existing Unidym Patent License Agreements, and Samsung shall be entitled to (a) one hundred percent (100%) of all income, royalties and payments due to Unidym under the Existing Unidym Patent License Agreements and, (b) to other income, royalties and payments due to Unidym under the Existing Unidym Outbound License Agreements, as agreed between the Parties pursuant to the License and Enforcement Agreement.

3.2 Delivery of Certificates and Records. Unidym shall, within one (1) week from the Effective Date, deliver to Samsung (a) all letters patent and all other registrations and certificates for the Unidym Patents; (b) all records whether tangible or intangible relating to the conception and/or reduction to practice of any inventions included or claimed in the Unidym Patents; (c) all files, records and documentation pertaining to the enforcement of the Unidym Patents, including any correspondence, memoranda, non-infringement/validity opinion letters, or other documentation pertaining to any infringement, validity or enforceability issues as they relate to the Unidym Patents; and (d) a complete copy of the prosecution file for each patent and pending patent application in the Unidym Patents, including: (i) all documents received from, or sent to, the patent office in which such patent issued or such patent application is pending, (ii) all correspondence between Unidym and the patent attorney(s) or agent(s) handling the prosecution of such patent or pending patent application, and (iii) all documents and materials supplied to such attorney(s) or agent(s) to assist with such prosecution. Unidym shall deliver on the Effective Date a list of the foregoing documents.

3.3 No Liabilities Assumed. The Unidym Patents shall be assigned, transferred, conveyed and delivered to Samsung free and clear of any and all Liens. Except as expressly set forth herein and in Schedule 3.3, Samsung does not assume, and shall not be deemed to have assumed, any Contract, liability, debt or obligation relating to the Unidym Patents.

3.4 Cooperation for Patent Registration. Unidym shall provide any necessary and prompt support to Samsung, at Samsung’s request, for the valid transfer of the Unidym Patents including, without limitation, Samsung’s registration for the assignment of the Unidym Patents around the world.

3.5 Grant-back License under Unidym Patents. Upon execution of this Agreement and effective as of the Effective Date, Samsung hereby grants to Unidym only, and Unidym hereby accepts from Samsung, a nontransferable, non-assignable, non-sublicensable, non-exclusive, *** license under the Unidym Patents to research, develop, make, have made, import, have imported, use, have used, sell, have sold, offer for sale, have offered for sale and otherwise exploit any products or processes covered by the Unidym Patents.

3.6 Unidym Customers. Samsung agrees not to enforce Unidym Patents against any Third Party that purchases Licensed Products from Unidym, provided: (a) ***; (b) ***; and (c) ***. For the avoidance of doubt, Samsung retains its rights to enforce against any Third Party for ***.

4.	BUSINESS COOPERATION

4.1 Continued Development and Commercialization. Unidym and its Subsidiaries will continue to use their best efforts to develop new technologies supporting commercialization of transparent, conductive films based on carbon nanotube and graphene technologies (“CNT Products”).

(a) Preferred Supplier. Subject to: (1) ***; (2) ***; (3) ***; and (4) ***, Samsung will, in its sole discretion, consider purchasing *** CNT Products from Unidym ***.

(b) Pre-paid Purchase of CNT Products. Within twelve (12) months of the Effective Date, upon submission of a purchase order by Samsung, at Samsung’s request and in its sole discretion, Unidym shall deliver to Samsung *** liters of CNT Ink. *** shall serve as pre-payment for the CNT Ink. The title to and the risk of loss and/or damage for the CNT Inks purchased by Samsung shall be passed from Unidym to Samsung upon completion of the delivery thereof. For the avoidance of doubt, with respect to the above paragraphs (a) and (b) of this Section 4.1, Unidym acknowledges and agrees that Samsung has no legal obligations to perform any activities described therein.

(c) Assignment of Unidym *** Patent Rights. For *** years from the Effective Date (the “Transfer Period”), if Unidym or its Subsidiaries files Unidym *** Patent Rights, Unidym or its Subsidiaries, as the case may be, hereby shall fully transfer and assign to Samsung all its worldwide rights, title and interest in and to all Unidym Improvement Patent Rights. Unidym or its Subsidiaries shall reasonably assist and cooperate with Samsung, at the expense of Samsung, to enable Samsung to acquire, maintain, and perfect its ownership rights in and to the Unidym *** Patent Rights.

(d) Grant-back License. Subsequent to the assignment of the Unidym *** Patent Rights to Samsung under Section 4.2(a), Samsung shall grant to Unidym a nontransferable, non-assignable, non-sublicensable, non-exclusive, *** license under the Unidym *** Patent Rights to research, develop, make, have made, import, have imported, use, have used, sell, have sold, offer for sale, have offered for sale and otherwise exploit any products or processes covered by the Unidym *** Patent Rights.

4.2 Unidym Customers. Samsung agrees not to enforce Unidym *** Patent Rights against any Third Party that purchases Licensed Products from Unidym, provided: (a) ***; (b) ***; and (c) ***. For the avoidance of doubt, Samsung retains its rights to enforce against any Third Party ***.

4.3 License of Unidym *** Patent Rights. After the Transfer Period, Unidym shall grant to Samsung a non-exclusive, fully paid up, royalty-free, worldwide license under the Unidym *** Patent Rights to research, develop, make, have made, import, have imported, use, have used, sell, have sold, offer for sale, have offered for sale and otherwise exploit any products or processes covered by the Unidym *** Patent Rights for the next *** years.

5.	PAYMENTS

5.1 Subject to satisfaction of conditions in Section 2 and Sections 3.1, 3.2 and 3.4, Samsung shall pay to Unidym according to the following schedule:

(a)*** US Dollars (US$ ***) within thirty (30) Business Days from the Effective Date; and

(b)*** US Dollars (US$ ***) within three (3) months after the completion of Samsung’s registration for the assignment of the Unidym Patents pursuant to Section 3.4.

5.2 Unidym shall send Samsung an invoice for any payment to be made by Samsung to Unidym under this Agreement sufficiently early for Samsung to receive such invoice no later than thirty (30) Business Days before the due date specified for such payment herein. Each invoice shall clearly reference this Agreement and indicate the invoiced amount and what such amount relates to.

5.3 The payment hereunder by Samsung to Unidym shall be made by electronic transfer in immediately available funds via either a bank wire transfer or any other means of electronic funds transfer, at Samsung’s election, to such bank account as Unidym may designate in a written notice at least thirty (30) Business Days before the payment is due.

6.	TAX

6.1 Each Party shall be solely responsible for paying any and all taxes, levies, imposts, duties or fees (collectively, “Taxes”) imposed by the United States in the case of Unidym and by the Republic of Korea in the case of Samsung in connection with the transactions contemplated by this Agreement or any of the other Transaction Documents and the performance of such Party’s obligations under this Agreement or any of the other Transaction Documents.

6.2 With respect to withholding Taxes, Samsung shall, if applicable, pay the amount of applicable withholding Tax imposed by the Republic of Korea on any payments to Unidym under this Agreement, transmit such amount of withholding Tax to the appropriate authority, and promptly deliver to Unidym applicable certification or other evidence of such withholding Tax payments. Such withheld amount shall be treated for all purposes of this Agreement as having been paid to Unidym.

7.	REPRESENTATIONS AND WARRANTIES

7.1 Representations and Warranties of Unidym. As of the Effective Date, Unidym hereby represents and warrants to Samsung, as a material inducement for Samsung’s entry into this Agreement, as follows:

(a) Organization. Unidym is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation or formation.

(b) Authority. Unidym’s execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Unidym and do not and shall not violate any provisions of its organizational documents. This Agreement constitutes the valid and binding agreement and obligation of Unidym, enforceable against Unidym in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors’ rights generally from time to time in effect, and to general equitable principles.

(c) No Conflict or Violations. The execution and delivery of this Agreement and the Transaction Documents, the consummation of the transactions contemplated hereby and thereby, including the performance of, fulfillment of and compliance with the terms and conditions hereof and thereof by Unidym does not and shall not: (i) violate any statute, law, rule, regulation, order, writ, injunction or decree of any court or governmental authority, including any applicable import, export and re-export laws and regulations; (ii) violate or conflict with or constitute a default under any Contract to which Unidym is a party as of the Effective Date; and (iii) result in the creation or imposition of any Lien upon any of the Unidym Patents.

(d) Governmental Consents. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of Unidym or any of its Affiliates is required in connection with the execution and delivery of this Agreement and the other Transaction Documents, or the consummation by Unidym and its Subsidiaries of the transactions contemplated hereby or thereby.

(e) No Broker. To the extent Unidym or any of its Affiliates has engaged any corporation, firm or other Third Party who is entitled to any fee or commission as a finder or a broker in connection with the negotiation of this Agreement or the other Transaction Documents or the consummation of the transactions contemplated hereby and thereby, Unidym shall be responsible for any such fee or commission

(f) Unidym Patents.

(i)	Except as disclosed in Schedule 7.1(f)(i), Unidym or its Affiliates are the sole and exclusive owner, free and clear of any and all Liens, of all right, title and interest in and to the Unidym Patents.

(ii)	Except as disclosed in Schedule 7.1(f)(i), Unidym or its Affiliates have not granted to any Third Party any ownership, license or other rights in any of the Unidym Patents.

(iii)

The Unidym Patents are valid and enforceable or, in the case of patent applications included therein, are the subject of valid and pending applications for letters patent. Unidym has taken all reasonable and necessary actions to maintain and protect the Unidym Patents, including the payment of all maintenance and other fees when due and the recording of all statutorily required filings regarding its interests therein. Except as set forth in Schedule 7.1(f)(i), as of the Effective Date and for a period of six (6) months thereafter, no maintenance fees, responses to office actions or other responses or fees shall be due with respect to any of the Unidym Patents. For the avoidance of doubt, Unidym shall be responsible for any and all maintenance fees for which Unidym has received a notice or invoice from relevant patent authorities before the Effective Date.

(iv)	There are no claims, actions, suits, proceedings, investigations or inquiries before any court, arbitrator or governmental or regulatory official or office pending, or, to Unidym’s knowledge, threatened involving the Unidym Patents, including any of the foregoing challenging the ownership, validity or enforceability of any of the Unidym Patents. No Unidym Patent is subject to any judgment, order or decree entered in any lawsuit or proceeding that would prohibit the transfer and assignment of such Unidym Patent to Samsung under this Agreement.

(v)	All listed inventors in the Unidym Patents are the sole inventors of such Unidym Patents, including as the term “inventor” is defined and interpreted under United States patent law or patent laws of any other relevant jurisdiction.

(vi)	Except as disclosed in Schedule 7.1(f)(ii), Unidym’s use or practice of the Unidym Patents has not and does not infringe, misappropriate, dilute or otherwise conflict with the Intellectual Property Rights of any Third Party.

(vii)	Except as disclosed in Schedule 7.1(f)(iii), to Unidym’s knowledge, no third party has infringed, misappropriated, diluted or otherwise conflicted with, or is infringing, misappropriating, diluting or otherwise conflicting with, any of the Unidym Patents.

(viii)	Under the Technology License Agreement that Unidym entered into with *** on ***, *** does not have a right to sublicense under the applicable Unidym Patents to any Third Party except ***’s Subsidiaries and to any Third Party solely for the purpose of having the Third Party make products or provide services for *** or *** Subsidiaries.

(ix)	There is no contractual obligation for Unidym, Nanoconduction, or any Unidym or Nanoconduction inventors of the Unidym Patents co-owned by *** and Unidym to obtain consent from *** to transfer its partial ownership interest in the Unidym Patents co-owned by *** and Unidym to Samsung.

7.2 Representations and Warranties of Samsung. As of the Effective Date, Samsung hereby represents and warrants to Unidym, as a material inducement for Unidym’s entry into this Agreement, as follows:

(a) Organization. Samsung is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation or formation.

(b) Authority. Samsung’s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Samsung and do not and shall not violate any provisions of its organizational documents. This Agreement constitutes the valid and binding agreement and obligation of Samsung, enforceable against Samsung in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors’ rights generally from time to time in effect, and to general equitable principles.

8.	INDEMNIFICATION

8.1 Indemnification by Unidym. Unidym shall indemnify, defend and hold harmless Samsung and its Affiliates, and their directors, officers, employees, customers and agents (collectively, “Samsung Indemnitees”), from and against any and all liabilities, losses, costs, damages, fees or expenses (including reasonable legal expenses and attorneys’ fees) (collectively, “Losses”) arising out of or resulting from (a) the misrepresentation or breach of any representation, warranty or covenant of Unidym under this Agreement; and (b) any liability, debt or obligation arising prior to the Effective Date and directly attributable to the Unidym Patents; provided that (A) Unidym is notified promptly in writing by the Samsung Indemnitees of any Claim for which the Samsung Indemnitees are entitled to indemnification under this Section 8.1; (B) Unidym has the sole right to control and defend any litigation or settlement within the scope of this indemnity; and (C) all Samsung Indemnitees cooperate to the extent reasonably necessary in the defense of any such Claim at Unidym’s reasonable expense.

8.2 Indemnification by Samsung. Samsung shall indemnify, defend and hold harmless Unidym and its Subsidiaries, and their directors, officers, employees, customers and agents (collectively, “Unidym Indemnitees”), from and against any and all Losses arising out of or resulting from the misrepresentation or breach of any representation or warranty of Samsung under this Agreement, provided that (i) Samsung is notified promptly in writing by the Unidym Indemnitees of any Claim for which the Unidym Indemnitees are entitled to indemnification under this Section 8.2, (ii) Samsung has the sole right to control and defend any litigation or settlement within the scope of this indemnity, and (iii) all Unidym Indemnitees cooperate to the extent reasonably necessary in the defense of any such Claim at Samsung’s reasonable expense.

8.3 Limitation of Liability. EXCEPT TO THE EXTENT OF ANY SUCH DAMAGES PAID TO A THIRD PARTY IN CONNECTION WITH A THIRD PARTY CLAIM UNDER SECTION 8.1 OR 8.2, AS APPLICABLE, OR IN CONNECTION WITH A BREACH OF SECTION 9, (A) IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE UNDER THIS AGREEMENT FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT,

WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING LOSS OF PROFITS OR REVENUE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, and (B) EACH PARTY’S TOTAL CUMULATIVE LIABILITY ARISING FROM OR RELATING TO THIS AGREEMENT SHALL NOT EXCEED (1) $ *** FOR EITHER PARTY UNTIL THERE IS A CHANGE OF CONTROL IN UNIDYM; AND (2) $ *** FOR ANY SUCCESSOR OR ASSIGN OF EITHER PARTY FROM THE OCCURRENCE OF UNIDYM’S CHANGE OF CONTROL TO THE EXPIRATION OF THE LAST OF THE UNIDYM PATENTS.

For the purpose of this provision, the term “Change of Control” shall mean (i) the direct or indirect sale or exchange by the stockholders of Unidym of all or substantially all of the stocks of Unidym or (ii) a merger or consolidation in which Unidym is a party. The foregoing limitation on liability shall not apply to Samsung’s obligation to pay the amounts specified in Section 5.1.

9.	CONFIDENTIAL INFORMATION

9.1 Confidential Information; Exceptions. Except as provided herein, each Party shall maintain in confidence, and shall not use for any purpose or disclose to any Third Party, information disclosed by the other Party in writing and marked “Confidential” or in a similar manner to indicate its confidential nature or that is disclosed orally and confirmed in writing as confidential within thirty (30) Business Days following such disclosure (collectively, “Confidential Information”). Confidential Information shall not include any information that is: (a) already known to the receiving Party at the time of disclosure hereunder, or (b) now or hereafter becomes publicly known other than through acts or omissions of the receiving Party in breach of this Agreement, or (c) disclosed to the receiving Party by a Third Party under no obligation of confidentiality to the disclosing Party, or (d) independently developed by the receiving Party without use of reliance on the Confidential Information of the disclosing Party.

9.2 Authorized Disclosure. Notwithstanding the provisions of Section 9.1 above, the receiving Party may use and disclose Confidential Information of the disclosing Party as follows: (a) under appropriate confidentiality provisions substantially equivalent to those in this Agreement (i) in connection with the performance of its obligations or as reasonably necessary or useful in the exercise of its rights under this Agreement, (ii) to its Affiliates, (iii) to advisors (including lawyers, accountants and auditors); (b) to a government entity as is reasonably necessary to comply with applicable law, governmental regulations or court order, provided that, the receiving Party, to the extent it may legally do so, shall give reasonable advance notice to the disclosing Party of the disclosure and shall cooperate with the disclosing Party to secure confidential treatment of Confidential Information prior to its disclosure (whether through a protective order or otherwise); or (c) to the extent mutually agreed to by the Parties.

9.3 Confidentiality of Agreement. Each Party agrees that the existence and general nature of this Agreement (subject only to Section 9.4), and the terms and conditions this Agreement shall be treated as confidential, provided, however, that each Party may disclose the foregoing: (a) as required by any court or other governmental body; (b) as otherwise required by law; (c) to such Party’s advisors (including lawyers, accountants and auditors); (d) subject to Section 9.5, in connection with the requirements of a public offering or securities filing or in filings with national stock exchanges; (e) in confidence, to banks and sources of finance and their advisors; (f) in confidence, to such Party’s Affiliates; (g) in confidence, in connection with the performance of such Party’s obligations, or as reasonably necessary or useful in the exercise of such Party’s rights under this Agreement; (h) in confidence, in connection with the enforcement of this Agreement or of such Party’s rights under this Agreement; or (i) in confidence, in connection with a spin out, sale of stock, sale of assets, a merger or otherwise.

9.4 Press Releases; Use of Names. The Parties shall agree upon a press release to announce the execution of this Agreement in the form attached hereto as Exhibit E for use in responding to inquiries about the Agreement; thereafter, each Party may disclose to Third Parties solely the information contained in such press release without the need for further approval by the other Party. Subject to the other provisions of this Section 9, each Party may issue additional press releases solely with the prior written consent of the other Party (such consent not to be unreasonably withheld) or as required to comply with any law or by the rules of any stock exchange. Except in press releases permitted pursuant to this Section 9.4, neither Party shall use the name of the other Party in connection with this Agreement or its activities hereunder.

9.5 Filing, Registration or Notification of the Agreement. To the extent, if any, that a Party concludes in good faith that it is required by applicable law to file or register this Agreement or a notification thereof with any governmental authority, including the U.S. Securities and Exchange Commission and any foreign equivalent, such Party may do so, and the other Party shall cooperate in such filing or notification and shall execute all documents reasonably required in connection therewith; provided, however, that such Party shall give reasonable advance notice to the other Party of such filing or notification and shall cooperate with the other Party to secure confidential treatment of any sensitive term or condition identified by the other Party prior to its filing or notification. Without limiting any of the foregoing, the filing Party shall request confidential treatment of sensitive provisions of the Agreement to the extent permitted by applicable laws and, as reasonably practicable, shall permit the other Party to review and approve the redacted copy of the Agreement prior to any such filing, registration or notification being made. The Parties shall promptly inform each other as to the activities or inquiries of any such governmental authority relating to this Agreement and shall cooperate to respond to any request for further information therefrom.

10.	TERM AND TERMINATION

10.1 Term. This Agreement shall become effective on the Effective Date and shall continue thereafter until the last of the Unidym Patents hereunder expires.

10.2 Termination. This Agreement shall only be terminated as follows:

(a) Unidym may terminate this Agreement solely in the event of Samsung’s failure to make the payment owed to Unidym under Section 5.1 by the date specified therein and Samsung has not remedied such failure to pay within thirty (30) Business Days of Samsung’s receipt of Unidym’s written notice of such failure.

(b) Samsung may terminate this Agreement upon written notice in the event of Unidym’s material breach of this Agreement, which remains uncured thirty (30) Business Days after Samsung’s written notice to Unidym specifying such breach.

10.3 Liabilities Upon Termination. No termination shall release either Party hereto from any liability which at the time of such termination has already accrued to the other Party.

10.4 Return of Materials. Upon any termination of this Agreement, each Party shall promptly return or destroy all documents embodying or disclosing Confidential Information of the other Party, provided, however, that each Party shall be entitled to retain one archival copy of the other’s Confidential Information for purposes of determining its obligations under this Agreement, and further provided, however, that the foregoing obligation to return or destroy shall not apply to Samsung solely with respect to any Confidential Information of Unidym that is necessary for Samsung to continue to exercise its surviving rights in the event of Samsung’s termination of this Agreement pursuant to Section 10.2(b).

10.5 General Survival. The following Articles 1, 3,11 and 12 and Sections 4.1(c), 4.1(d), 4.2, 4.3, 7, 8, 9, 10.3, and 10.4 shall survive any termination or expiration of this Agreement. The representations and warranties set forth in this Agreement shall survive execution, delivery and effectiveness of this Agreement and continue for the life of this Agreement.

11.	DISPUTE RESOLUTION; ARBITRATION

11.1 Party Consultation. In the event any Party claims breach of this Agreement, the Parties shall consult with each other in good faith on the most effective means to cure the breach and to achieve any necessary restitution of its consequences. This consultation shall be undertaken within a period of thirty (30) Business Days following the receipt of a written request to consult, and the consultation period shall not exceed forty-five (45) Business Days. During the consultation period, neither arbitration nor litigation may be pursued until attempts at consultative dispute resolution have been exhausted.

11.2 Arbitration. All disputes, controversies or claims between the Parties arising out of or in connection with this Agreement (including its existence, validity or termination) not resolved pursuant to Section 11.1 shall be finally resolved by arbitration to be held in the State of New York and Borough of Manhattan and conducted in English under the Rules of Arbitration of the International Chamber of Commerce. The arbitral award shall be final and binding on the Parties. Judgment upon the award rendered in arbitration may be entered and enforced in any court having jurisdiction. Except to the extent entry of judgment and any subsequent enforcement may require disclosure, all matters relating to the arbitration, including the award, shall be held in confidence.

Notwithstanding anything in this Article 11, nothing shall limit either Party’s right to seek injunctive relief in any court of competent jurisdiction.

12.	MISCELLANEOUS

12.1 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Unidym shall not assign this Agreement or any of its rights and obligations under this Agreement ***. Samsung may assign this Agreement or any of its rights and obligations under this Agreement without the prior written consent of Unidym to (a) an Affiliate or (b) any entity that succeeds to all or substantially all of Samsung’s assets and business to which this Agreement relates (whether pursuant to a spin out, sale of stock, sale of assets, a merger or otherwise). Any attempted assignment, delegation, or subcontracting by operation of law or otherwise (other than as expressly permitted herein) in contravention of the above provisions shall be void and ineffective. With respect to Unidym only, any change of control, whether pursuant to a spin out, sale of stock, sale of assets, a merger or otherwise, shall be deemed an assignment hereunder.

12.2 Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York, USA, without giving effect to the principles of conflicts of law thereof.

12.3 Force Majeure. Neither Party shall be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to causes beyond its reasonable control, including natural disasters, strikes and labor disputes, acts of governments or governmental agencies, and acts of war, terrorism or civil unrest; provided, however, that the affected Party promptly notifies the other Party in writing and further provided that the affected Party shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance with reasonable dispatch whenever such causes are removed.

12.4 Notice. All notices, consents, waivers and communications hereunder given by any Party to the other shall be in writing (including email) and delivered personally, by email (provided that receipt is confirmed and that a copy is provided in addition by personal delivery, by courier or by mail as provided herein), by a recognized overnight courier, or by dispatching the same by certified or registered air mail, return receipt requested, with postage prepaid, in each case addressed:

If to Samsung:

Samsung Electronics Co., Ltd.

Intellectual Property Center

Intellectual Property Strategy Team

416 Maetan 3-dong, yeongtong-gu

Suwon-si, Gyeonggi-do 443-742

Republic of Korea

Attention: Hosik Jang, Vice President

Email: ***

If to Unidym:

Unidym, Inc.

1244 Reamwood Avenue

Sunnyvale, CA 94089

USA

Attention: Mark Tilley, CEO

Email: ***

or to such other address or addresses as Unidym or Samsung may from time to time designate by notice as provided herein, except that notices of changes of address shall be effective only upon receipt. All such notices, consents, waivers and communications shall: (a) when posted by certified or registered mail, postage prepaid, return receipt requested, be effective three (3) Business Days after dispatch, unless such communication is sent trans-Pacific, in which case it shall be deemed effective five (5) Business Days after dispatch, (b) when sent using a recognized overnight courier or in person, be effective upon receipt when delivered, or (c) when sent by email, upon receipt of confirmatory hard copies from the sender or return email from the recipient.

12.5 Independent Contractor. Nothing in this Agreement shall be construed to create: (a) a relationship of agency, partnership, joint venture or other joint business arrangement between the Parties; (b) any fiduciary duty owed by one Party to the other Party or any of its Affiliates; (c) a relationship of employer and employee between the Parties; or (d) any basis for any employee of one Party to claim that he or she is an employee of the other Party. No Party shall have the authority to commit the other Party contractually or otherwise to any obligations to Third Parties.

12.6 Amendment and Waivers. None of the terms of this Agreement shall be amended, supplemented or modified except in a writing signed by the Parties. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party or Parties waiving such term or condition. Neither the waiver by any Party of any term or condition of this Agreement nor the failure on the part of any Party, in one or more instances, to enforce any of the provisions of this Agreement or to exercise any right or privilege, shall be deemed or construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement.

12.7 Severability. If and solely to the extent that any provision of this Agreement shall be invalid or unenforceable, or shall render this entire Agreement to be invalid or unenforceable, such offending provision shall be of no effect and shall not affect the validity of the remainder of this Agreement or any of its provisions; provided, however, the Parties shall use their respective reasonable efforts to replace the invalid or unenforceable provision in a manner that best accomplishes the original intentions of the Parties.

12.8 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this

Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

12.9 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto (which are incorporated herein by reference) and the other Transaction Documents constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter of this Agreement.

12.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

12.11 Expenses. Except as otherwise expressly provided in this Agreement, Unidym and Samsung shall each pay their own expenses incident to this Agreement and the preparation for, and consummation of, the transactions provided for herein.

12.12 Further Assurances. Each Party agrees to do and perform all such further acts and things and shall execute and deliver such other agreements, certificates, instruments and documents necessary to carry out the intent and accomplish the purposes of this Agreement and to evidence, perfect or otherwise confirm its rights hereunder.

12.13 Compliance with Laws. Each of Unidym and Samsung shall, in the performance of this Agreement and its exercise of the rights and licenses granted hereunder, comply with all applicable laws, regulations and orders of the United States and any applicable foreign jurisdiction, including all applicable export and import control laws and regulations and all laws and regulations relating to the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1 et. seq., as amended.

*        *        *        *

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized officers as of the date first written above.

UNIDYM, INC.	SAMSUNG ELECTRONICS CO., LTD.

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT A

UNIDYM PATENTS

COUNTRY	APPLN. NO.	PUB. NO.	ISSUE NO.	TITLE	OWNERSHIP	STATUS
***	***	***	***	***	***	***

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EXHIBIT B

EXISTING UNIDYM OUTBOUND LICENSE AGREEMENTS

Amended and Restated Collaboration and License Agreement between Unidym and ***, dated ***.

License Agreement between Unidym and ***, dated ***.

EXHIBIT C

EXISTING UNIDYM PATENT LICENSE AGREEMENTS

License Agreement between Nanoconduction and ***, dated ***.

License Agreement between Nanoconduction and ***, dated ***.

Agreement Regarding Intellectual Property and Waiver of Put Options Between Unidym and ***, dated ***.

EXHIBIT D

PATENT ASSIGNMENT AGREEMENT

THIS PATENT ASSIGNMENT (“Assignment”) is made and entered into as of this      day of             , 2010, (“Effective Date”), by and between UNIDYM, INC., a Delaware corporation (“Assignor”) and SAMSUNG ELECTRONICS CO., LTD., a company incorporated under the laws of the Republic of Korea (“Assignee”).

WHEREAS, Assignor and Assignee are parties to that certain Intellectual Property Purchase and Business Cooperation Agreement dated as of             , 2010 (“Purchase Agreement”), pursuant to which Assignor has agreed to sell and Assignee has agreed to purchase certain assets as defined in the Purchase Agreement;

WHEREAS, Assignor is the sole and exclusive owner of the entire right, title and interest in, to and under those United States patents and patent applications identified and set forth on Schedule A and the foreign patents and patent applications identified and set forth on Schedule B (together, the “Patents”); and

WHEREAS, Assignee wishes to acquire and Assignor wishes to assign all right, title and interest in and to the Patents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, convey, assign, transfer and deliver to Assignee, the entire right, title and interest in and to the Patents, for the United States and for all foreign countries, including any continuations, divisions, continuations in part, reissues, reexaminations, extensions or foreign equivalents thereof, and including the subject matter of all claims which may be obtained therefrom for Assignee’s own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment and sale had not been made; together with all income, royalties, damages and payments due or payable as of the Effective Date or thereafter, including, without limitation, all claims for damages by reason of past, present or future infringement or other unauthorized use of the Patents, with the right to sue for, and collect the same for Assignee’s own use and enjoyment, and for the use and enjoyment of Assignee’s successors, assigns, or other legal representatives.

Assignor authorizes and requests the Commissioner of Patents and Trademarks and the equivalent official or institution in each country throughout the world to record Assignee as owner of the Patents, including any continuations, divisions, continuations-in part, reissues, reexaminations or extensions thereof, and to issue any and all letters patent of the United States (or such other country) thereon to Assignee, as assignee of the entire right, title and interest in, to and under the same, for the sole use and enjoyment of Assignee, its successors, assigns or other legal representatives.

Assignor hereby represents and warrants that its right, title and interest in, to and under the Patents are free and clear of any liens and encumbrances, that it has full right to assign all of its right, title and interests therein, and that it has not executed and will not execute any agreement or other instrument in conflict herewith.

Assignor shall provide Assignee and its successors, assigns or other legal representatives, cooperation and assistance at Assignee’s request and expense (including the execution and delivery of any and all affidavits, declarations, oaths, exhibits, assignments, powers of attorney or other documentation as may be reasonably required): (1) in the preparation and prosecution of any applications covering the inventions assigned herein; (2) in the prosecution or defense of any interference, opposition, reexamination, reissue, infringement or other proceedings that may arise in connection with any of the patent rights assigned herein, including, but not limited to, testifying as to any facts relating to the patent rights assigned herein and this Assignment; (3) in obtaining any additional patent protection that Assignee may deem appropriate which may be secured under the laws now or hereafter in effect in the United States or any other country; and (4) in the implementation or perfection of this Assignment throughout the world.

Assignor shall take all further actions, and provide Assignee, Assignee’s successors, assigns or other legal representatives, all such cooperation and assistance (including, without limitation, the execution and delivery of any and all affidavits, declarations, oaths, exhibits, assignments, powers of attorney or other documentation), reasonably requested by Assignee to more fully and effectively effectuate the purposes of this Assignment.

Where Assignee is unable because of Assignor’s unavailability, dissolution or for any other reason, to secure Assignor’s signature to apply for or to pursue any application for, or recordal of assignment of, any United States or foreign patents or patent applications, then Assignor hereby irrevocably designates and appoints Assignee and its duly authorized officers and agents as Assignor’s agent and attorney in fact, to act for and in Assignor’s behalf and stead to execute and file and pursue any such applications and to do all other lawfully permitted acts further the prosecution and issuance of patents and the recordal of assignment thereof with the same legal force and effect as if executed by Assignor.

This Assignment may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

*            *             *            *            *            *

IN TESTIMONY WHEREOF, the Assignor and Assignee have caused this Assignment to be signed and executed by the undersigned officers thereunto duly authorized on the date specified below with each of the parties intended to be legally bound hereby.

UNIDYM, INC.

By:

Its:

Date:

STATE OF	)
	)	SS.
COUNTY OF	)

On this      day of             , 2010, there appeared before me                     , personally known to me, who acknowledged that he signed the foregoing Assignment as his voluntary act and deed on behalf and with full authority of                     .

Notary Public

SAMSUNG ELECTRONICS CO., LTD.

By:

Its:

Date:

STATE OF	)
	)	SS.
COUNTY OF	)

On this      day of             , 2010, there appeared before me                     , personally known to me, who acknowledged that he signed the foregoing Assignment as his voluntary act and deed on behalf and with full authority of                     .

Notary Public

Schedule A – US Patents and Patent Applications

Country	App. No.	Pub. No.	Issued No.	Title	Third Party License Rights	Assignee	Status	Fees & Responses To Office Actions Deadlines
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Schedule B – Foreign Patents and Patent Applications

Country	App. No.	Pub. No.	Issued No.	Title	Third Party License Rights	Assignee	Status	Fees & Responses To Office Actions Deadlines
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EXHIBIT E

PRESS RELEASE

UNIDYM ANNOUNCES ALLIANCE WITH SAMSUNG ELECTRONICS

Unidym, Inc., a majority owned subsidiary of Arrowhead Research, announced today that it has completed IP cooperation and license agreements with Samsung Electronics Co., Ltd. (“Samsung”). Under the agreements:

1.	Unidym licensed to Samsung patents covering CNT materials, including fundamental patents on CNT compositions of matter, synthesis of CNTs, processing of CNTs, ink formulations, and transparent conductive films.

2.	Unidym transferred certain patent rights to Samsung, primarily related to electronic devices incorporating CNTs. Samsung granted back to Unidym licenses to sell products under the transferred patent rights.

3.	Unidym and Samsung will continue to work together to develop and commercialize CNT-based products.

“This is an important development in carbon-based electronics,” said Mark Tilley, President and CEO of Unidym. “We have worked with Samsung Electronics for several years, and we are now looking forward to this next phase in our relationship. We expect Samsung’s investment in this alliance and ongoing IP cooperation with Unidym will open the market for printable carbon electronics.”

About Samsung Electronics Co., Ltd.

Samsung Electronics Co., Ltd. is a global leader in semiconductor, telecommunication, digital media and digital convergence technologies with 2009 consolidated sales of US$116.8 billion. Employing approximately 174,000 people in 193 offices across 66 countries, the company consists of eight independently operated business units: Visual Display, Mobile Communications, Telecommunication Systems, Digital Appliances, IT Solutions, Digital Imaging, Semiconductor and LCD. Recognized as one of the fastest growing global brands, Samsung Electronics is a leading producer of digital TVs, memory chips, mobile phones and TFT-LCDs. For more information, please visit http://www.samsung.com.

About Unidym, Inc.

Unidym is a leader in carbon nanotube-based transparent, conductive films (TCFs) for the electronics industry. TCFs are a critical component in devices such as touch panels, displays, and thin-film solar cells. For example, both touch panels and LCDs typically employ two TCF layers per device. Unidym’s TCFs offer substantial advantages over the incumbent technology, indium-based metal oxides, including: improved durability, lower processing costs, and lower overall cost structure. For more information, visit:http://www.unidym.com. Unidym is a majority-owned subsidiary of Arrowhead Research Corporation (NASDAQ: ARWR).

EXHIBIT F

INTELLECTUAL PROPERTY PURCHASE AND BUSINESS COOPERATION

AGREEMENT DISCLOSURE SCHEDULES

Schedule 3.3

With respect to the Unidym Patents co-owned by Unidym and ***, Samsung assumes the following rights and obligations of Unidym under Section 1.15 of the Asset Purchase Agreement by and between Unidym (“Seller”) and *** (“Buyer”) dated ***:

(a) Patent Prosecution. Buyer and Seller shall cooperate to prosecute and maintain the [Unidym Patents co-owned by Unidym and ***].

(b) Patent Costs. Buyer and Seller shall share equally all costs associated with prosecuting and maintaining the patents and patent applications in the [Unidym Patents co-owned by Unidym and ***]. If either Buyer or Seller wishes to stop the payment of its share of the maintenance fees or prosecution costs associated with a patent or patent application in any country in the [Unidym Patents co-owned by Unidym and ***], the other Party may take over the payment of such share. The Party discontinuing to pay its share shall transfer to the other Party which continues such payments, its title to, rights and interests in such patent or patent applications for the countries concerned. The rights of third parties under already existing licenses and agreements shall not be prejudiced.

(c) Enforcement. If either Buyer or Seller wishes to file a lawsuit using the [Unidym Patents co-owned by Unidym and ***] against a third party, the other Party shall cooperate as necessary, including joining of the lawsuit. The Party that files the lawsuit shall pay for all reasonable costs and expenses incurred by the other Party. The Party that files the lawsuit shall be entitled to *** percent (***%) of any net proceeds after such costs and expenses resulting from the lawsuit, and the other Party shall be entitled to ***. (***%) of any such net proceeds resulting from the lawsuit. Neither Party shall assert issued patents in the [Unidym Patents co-owned by Unidym and ***] against any third party that Buyer or Seller has entered a license or non-assertion agreement with respect to those issued patents.

(d) Licensing. With [respect] to licensing the patents and patent applications in the [Unidym Patents co-owned by Unidym and ***] to third parties, Buyer and Seller agree as follows:

(i) Buyer shall not license patents and patent applications in the [Unidym Patents co-owned by Unidym and ***] to any other party in any field of use that Seller has already exclusively licensed such patents and patent applications prior to the Closing Date.

(ii) Subject to Section 1.15(d)(i), either Party may sublicense the patents and patent applications in the [Unidym Patents co-owned by Unidym and ***] to third parties so long as such sublicensing party shall pay to the other Party *** percent (***%) of any licensing fees resulting from such sublicense, and provided, further, the following:

(A) Buyer shall not license patents and patent applications in the [Unidym Patents co-owned by Unidym and ***] to any competitors of Seller in the *** Business so long as (i) an exclusive contract manufacturing agreement relating to the sale of *** product in Sellers’ *** Business between Seller and Buyer is in full force and effect and (ii) Seller is not in breach of such contract manufacturing agreement; and

(B) Seller will not be required to pay any licensing fees to Buyer with respect to any sublicensing arrangements directly related to Seller’s Inks and Films Business.

Schedule 7.1(f)(i)

COUNTRY	APP. NO.	PUB. NO.	ISSUE NO.	TITLE	THIRD PARTY LICENSE RIGHTS	ASSIGNEE	STATUS	FEES & RESP TO OFFICE ACTION DEADLINE
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Schedule 7.1(f)(ii)

•	U.S. Patent No. ***

•	U.S. Patent No. ***

•	U.S. Patent No. ***

•	U.S. Patent Application ***

•	U.S. Patent Application ***

Schedule 7.1(f)(iii)

***